UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
October 24, 2005

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
Commission File No. 1-11775
TIMCO AVIATION SERVICES, INC.
(Exact Name Of Registrant As Specified In Its Charter)

Delaware	65-0665658
(State Or Other Jurisdiction Of	(IRS Employer
Incorporation Or Organization)	Identification No.)
623 Radar Road
Greensboro, North Carolina 27410
(Address Of Principal Executive Offices)
(336) 668-4410 (x8010)

(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events.
On October 24, 2005, TIMCO Aviation Services, Inc (the “Company) issued a press release (the “Press Release”) reporting its commencement of its rights offering. A copy of the press release announcing this information is attached to this report as Exhibit 99.1
Item 9.01       Financial Statements and Exhibits.
(c)	Exhibits

99.1	Press release issued by TIMCO Aviation Services, Inc. on October 24, 2005

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TIMCO Aviation Services, Inc.

	By:	/s/ James H. Tate

Executive Vice President, CAO and CFO

Dated: October 24, 2005

Index to Exhibits

Exhibit Number	Description of Exhibit

99.1	Press release issued by TIMCO Aviation Services, Inc. on October 24, 2005.

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